SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): MARCH 31, 2004



                        COLLEGE LOAN CORPORATION TRUST I
                              (Issuer of the Notes)

                            COLLEGE LOAN CORPORATION
                     (Depositor of the Issuer of the Notes)
--------------------------------------------------------------------------------
           (Exact name of Co-Registrant as specified in its charter)

 DELAWARE                             333-102791-01              45-6110137
CALIFORNIA                             333-102791                 33-087395
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File Number)      (I.R.S. employer
 incorporation or organization)                                  identification number)

              16855 W. BERNARDO DRIVE, SAN DIEGO, CALIFORNIA 92127
--------------------------------------------------------------------------------
                    (Address of principal executive offices)       (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (888) 972-6311
--------------------------------------------------------------------------------

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item 5.  OTHER EVENTS.

     See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K.


     EXHIBIT NO.

20.1 Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2. SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                         COLLEGE LOAN CORPORATION TRUST I
                                             COLLEGE LOAN CORPORATION
                                                 (Co-Registrants)



                                         College Loan Corporation, as Co-
                                         Registrant

Dated: April 15, 2004                    By:  /s/John Falb
                                             ---------------------------------
                                             Name:     John Falb
                                             Title:    Treasurer


                                         College Loan Corporation Trust I,
                                         as Co-Registrant, by College Loan LLC,
                                         as Sponsor


Dated: April 15, 2004                    By: /s/John Falb
                                             ----------------------------------
                                             Name:     John Falb
                                             Title:    Treasurer




                                  EXHIBIT INDEX



EXHIBIT NUMBER              DESCRIPTION

20.1 Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2.